UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

GTY TECHNOLOGY HOLDINGS INC.

(Name of Registrant as Specified in its Charter)

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GTY TECHNOLOGY HOLDINGS INC.
1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

To the Shareholders of GTY Technology Holdings Inc.:

You are cordially invited to attend the 2018 annual general meeting (the “Annual Meeting”) of GTY Technology Holdings Inc., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), to be held at 10:00 a.m., local time, on Wednesday, June 27, 2018 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193 to consider and vote upon the following proposals:

1.	to elect Paul Dacier and Charles Wert as Class A directors on our Board of Directors (our “Board”);

2.	to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3.	such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, AND “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

Our Board has fixed the close of business on May 30, 2018 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof. Pursuant to our second amended and restated memorandum and articles of association, prior to the closing of our initial business combination, only holders of our Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) may, by ordinary resolution under Cayman Islands law, appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the election of directors at the Annual Meeting.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ William D. Green	/s/ Joseph M. Tucci
Co-Chief Executive Officer and Co-Chairman	Co-Chief Executive Officer and Co-Chairman

This proxy statement is dated June 6, 2018
and is being mailed with the form of proxy on or shortly after June 6, 2018.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by our Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the final vote at the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual General Meeting to be held on June 27, 2018: This notice of meeting, the accompanying proxy statement and the Company’s 2017 Annual Report are available at: http://www.cstproxy.com/gtytechnologyholdings/2018.

GTY Technology Holdings Inc.
1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

NOTICE OF 2018 ANNUAL GENERAL MEETING
TO BE HELD ON JUNE 27, 2018

To the Shareholders of GTY Technology Holdings Inc.:

NOTICE IS HEREBY GIVEN that the 2018 annual general meeting (the “Annual Meeting”) of GTY Technology Holdings Inc., a Cayman Islands exempted company (the “Company”), will be held at 10:00 a.m., local time, on Wednesday, June 27 2018 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193 to consider and vote upon the following proposals:

1.	to elect Paul Dacier and Charles Wert as Class A directors on our Board of Directors (our “Board”);

2.	to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3.	such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only shareholders of record of the Company as of the close of business on May 30, 2018 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Each ordinary share of the Company entitles the holder thereof to one vote. Pursuant to our second amended and restated memorandum and articles of association, prior to the closing of our initial business combination, only holders of our Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) may, by ordinary resolution under Cayman Islands law, appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the election of directors at the Annual Meeting.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our Board. You can change your voting instructions or revoke your proxy at any time prior to the final vote at the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials and our 2017 Annual Report at the following website: http://www.cstproxy.com/gtytechnologyholdings/2018.

By Order of the Board,

/s/ William D. Green	/s/ Joseph M. Tucci
Co-Chief Executive Officer and Co-Chairman	Co-Chief Executive Officer and Co-Chairman

GTY Technology Holdings Inc.
1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

PROXY STATEMENT

2018 ANNUAL GENERAL MEETING

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the board of directors (our “Board”) of GTY Technology Holdings Inc., a Cayman Islands exempted company (the “Company,” “we,” “us,” and “our”), for use at the 2018 annual general meeting (the “Annual Meeting”) to be held at 10:00 a.m., local time, on Wednesday, June 27, 2018 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193, or at any postponement or adjournment thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s shareholders on or about June 6, 2018.

What is included in these materials?

These materials include:

•	this proxy statement for the Annual Meeting; and

•	the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 16, 2018, which includes the Company’s financial results for the year ended December 31, 2017 and the period from August 11, 2016 (inception) through December 31, 2016.

What proposals will be addressed at the Annual Meeting?

Shareholders will be asked to consider the following proposals at the Annual Meeting:

1.	to elect Paul Dacier and Charles Wert as Class A directors on our Board;

2.	to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3.	such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that shareholders vote “FOR” each director nominee and “FOR” the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Who may vote at the Annual Meeting?

Shareholders who owned ordinary shares of the Company (“ordinary shares”), par value $0.0001 per share, as of the close of business on May 30, 2018 (the “Record Date”) are entitled to vote at the Annual Meeting. Pursuant to our second amended and restated memorandum and articles of association, prior to the closing of our initial business combination, only holders of the Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) may, by ordinary resolution under Cayman Islands law, appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the election of directors at the Annual Meeting. As of the Record Date, there were 55,200,000 Class A ordinary shares, $0.0001 par value (“Class A ordinary shares”), and 13,800,000 Class B ordinary shares issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On the Record Date, there were 69,000,000 issued and outstanding ordinary shares entitled to vote at the Annual Meeting. In order for us to conduct the Annual Meeting, the holders of a majority of the issued and outstanding ordinary shares as of the Record Date must be present in person (including by telephone) or by proxy at the Annual Meeting. This is referred to as a quorum. Consequently, 34,500,001 ordinary shares must be present in person (including by telephone) or by proxy at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each ordinary share is entitled to one vote on each matter that comes before the Annual Meeting, except that, pursuant to our second amended and restated memorandum and articles of association, prior to the closing of our initial business combination, only holders of the Class B ordinary shares may, by ordinary resolution under Cayman Islands law, appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the election of directors at the Annual Meeting. Information about the share holdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint each of William D. Green and Harry L. You, one or both of whom will act as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing William D. Green or Harry L. You to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•	In person. If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•	By telephone, fax, or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

The approval of the nomination of each director requires an ordinary resolution under Cayman Islands law and our second amended and restated memorandum and articles of association which means the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding Class B ordinary shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

What vote is required to ratify the appointment of Withum as our independent registered public accounting firm?

Approval of the proposal to ratify the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a shareholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to Harry L. You, the Company’s President and Chief Financial Officer, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” for each director nominee (if you are a holder of Class B ordinary shares) and “FOR” the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2018. In addition, if any other matter is properly presented at the Annual Meeting, then your proxyholders will vote your shares in their discretion.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal or regulatory requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Morrow a fee of $6,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “Sponsor” is to GTY Investors, LLC, a Delaware limited liability company.

Who can help answer my questions?

You can contact Morrow with any questions about the proposals described in this proxy statement or how to execute your vote at:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: GTYH.info@morrowsodali.com

THE 2018 ANNUAL GENERAL MEETING

We are furnishing this proxy statement to you as a shareholder of GTY Technology Holdings Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Wednesday, June 27, 2018, or any postponement or adjournment thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., local time, on Wednesday, June 27, 2018 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193. You are cordially invited to attend the Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.	to elect Paul Dacier and Charles Wert as Class A directors on our Board;

2.	to ratify the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3.	such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on May 30, 2018, as the Record Date for the determination of holders of issued and outstanding ordinary shares entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 69,000,000 ordinary shares issued and outstanding and entitled to vote. Each ordinary share entitles the holder thereof to one vote. Pursuant to our second amended and restated memorandum and articles of association, prior to the closing of our initial business combination, only holders of our Class B ordinary shares may, by ordinary resolution under Cayman Islands law, appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the election of directors at the Annual Meeting.

The holders of 34,500,001 ordinary shares entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The approval of the proposal to elect two directors to serve as the Class A directors on our Board requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding Class B ordinary shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

The approval of the proposal to ratify the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate William D. Green and Harry L. You to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any postponement or adjournment of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each director nominee, “FOR” the ratification of the appointment of Withum as our independent registered public accounting firm, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 470 West Avenue, Stamford, CT 06902.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with Harry L. You, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of ordinary shares, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of GTY Technology Holdings Inc. as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the annual general meeting. The Company has agreed to pay Morrow a fee of $6,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: GTYH.info@morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our issued and outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

Neither Cayman Islands law nor our second amended and restated memorandum and articles of association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our shareholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any postponement or adjournment of the Annual Meeting, we expect that ordinary shares, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. Our telephone number at such address is (212) 430-4340.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

Our current directors and executive officers are as follows:

Name	Age	Title	Director Since	Class	Board Committees
William D. Green	64	Co-Chief Executive Officer and Co-Chairman	2016	C	None
Joseph M. Tucci	70	Co-Chief Executive Officer and Co-Chairman	2016	C	None
Harry L. You	58	President, Chief Financial Officer and Director	2016	C	None
Randolph Cowen	67	Director	2016	B	Audit, Compensation
Paul Dacier	60	Director	2016	A	Audit
Stephen Rohleder	60	Director	2016	B	Audit, Compensation
Charles Wert	73	Director	2016	A	Audit

William D. Green, 64, our founder, has been our Co-Chief Executive Officer and Co-Chairman since September 2016. Mr. Green was previously chief executive officer and chairman of the board of Accenture. Mr. Green was a director of Accenture from 2001 until 2013, and assumed the role of chairman in 2006. During Mr. Green’s time on the board, Accenture completed its initial public offering and Mr. Green was involved in the planning of Accenture’s long-term business strategy. From 2004 through 2010, Mr. Green served as Accenture’s chief executive officer, successfully navigating the company through a challenging global economic environment. During his tenure as chief executive officer, Accenture grew revenue from $13.7 billion to $21.6 billion, doubled its workforce to 211,000 employees and expanded its global footprint. Prior to serving as chief executive officer, Mr. Green was Accenture’s chief operating officer-client services with overall management responsibility for the company’s operating groups. In addition, he served as group chief executive of the Communications & High Tech operating group from 1999 to 2003. He was also group chief executive of the Resources operating group for two years. Earlier in his career, Mr. Green led the Manufacturing industry group and was managing director for Accenture’s business in the United States. Mr. Green was ranked #1 chief executive officer in the Computer Sciences& IT Consulting sector by Institutional Investor in 2007. Mr. Green has served as a director of S&P Global Inc. since 2011, a director of EMC from July 2013 to August 2016, EMC’s independent lead director from February 2015 to August 2016 and a director of Inovalon Holdings, Inc. since August 2016. In addition, Mr. Green has served on the board of directors of Dell since September 2016. In addition, Mr. Green has served as chairman of the board of Accumen Inc., a healthcare testing services company, since May 2013, a director of Pivotal Software, Inc., a software and services company, since August 2015, a member of the advisory board of Pactera Technology International Ltd., an IT consulting and outsourcing company, since September 2014, a member of the national board of Year Up, Inc., a non-profit offering a workforce development program for low income youth, since October 2013, and a trustee of Dean College, a private college located in Franklin, Massachusetts, since October 2004.

Mr. Green’s qualifications to serve on our Board include: his extensive experience operating a publicly-listed technology company; his track record as chief executive officer of Accenture; and his network of contacts in the technology sector.

Joseph M. Tucci, 70, has been our founder, Co-Chief Executive Officer and Co-Chairman since September 2016. Mr. Tucci was chief executive officer, chairman of the board of directors and president of EMC from 2001, 2006 and 2014, respectively, until September 2016 when Dell acquired EMC. At that time, Mr. Tucci became an advisor to Dell’s founder, Michael Dell, and its board of directors. Mr. Tucci led EMC through a revitalization, transforming EMC’s business model from what had been a near-exclusive focus on high-end storage platforms into a federation of businesses that grew to include EMC, VMware, Inc. (NYSE: VMW), Pivotal Software, Inc., RSA Security LLC, VCE and Virtustream, Inc. Following the technology sector’s bust in 2001 - 2002, EMC’s revenues grew from $5.4 billion in 2002 to $24.7 billion in 2015. Acknowledging EMC's success under Mr. Tucci’s leadership, Barron's named him one of the 30 best chief executive officers in 2011 and 2012. In 2015, his final full year at EMC, EMC was named one of the world’s top 10 multinational workplaces out of 700 multinational global companies surveyed by the Great Place to Work Institute, Inc.

With Mr. Tucci setting strategy, EMC amassed a track record of successful acquisitions and partnerships to expand its technology portfolio, enter new market segments and enlarge the company's addressable market opportunity. Mr. Tucci expanded the company's marketplace beyond large enterprises to commercial and small-medium businesses, broadened the company's industry alliances, and established new selling, partnership and distribution channels. Mr. Tucci strengthened EMC's management team with the integration of executives from other major technology companies. And Mr. Tucci championed EMC's commitment to the total customer experience, to provide quality, service, innovation and interaction.

Before joining EMC, Mr. Tucci directed the financial and operational rebirth of Wang Global during six years as its chairman and chief executive officer from 1993 to 1999. At Wang Global, Mr. Tucci guided the company through a rapid and successful emergence from Chapter 11 bankruptcy protection and transformed the company from a midrange computer manufacturer into a leader in networked technology services and solutions. Under Mr. Tucci’s leadership, Wang Global acquired and integrated ten companies from 1995 through 1999. In 1999, Wang Global was acquired by Getronics NV. Prior to joining Wang Global in 1990, Mr. Tucci was President of U.S. information systems for Unisys Corporation (NYSE: UIS), or Unisys, a position he assumed after the 1986 merger of Sperry Corporation and Burroughs Corporation that created Unisys. Mr. Tucci began his career as a systems engineer at RCA Corporation and holds a B.B.A. from Manhattan College and an M.S. in Business Policy from Columbia University.

Mr. Tucci served as chairman of the board of directors of VMware from 2007 to 2016. He has also served as a member of the board of directors of Paychex, Inc. (Nasdaq: PAYX) since 2000 and a member of the board of directors of Motorola Solutions, Inc. (NYSE: MSI) since May 2017. From 2001 to 2016, Mr. Tucci served as one of 150 chief executive officer members of The Business Roundtable and chaired its Task Force on Education and the Workforce from 2002 to 2006. From 2001 to 2016, he was one of eight chief executive officers who steered The Technology CEO Council, the IT industry's leading public policy advocacy organization. He is one of the business leaders who forged and guided the Massachusetts Competitive Partnership since its founding in 2010. He is also a founding member of the strategic advisory board of Bridge Growth Partners, LLC, a private equity firm based in New York, and has been its chairman since October 2016. Mr. Tucci is a member of the Board of Overseers of Columbia Business School, a member of the Board of Trustees of Northeastern University, an overseer of the Boston Symphony Orchestra and a member of the board of directors of the National Academy Foundation.

Mr. Tucci’s qualifications to serve on our Board include: his extensive executive leadership experience at EMC; his track record with complex mergers and acquisitions; his ability to achieve proven growth through various conditions; his over 40 years in the technology industry; and his network of contacts in the technology sector.

Harry L. You, 58, has been our founder, President, Chief Financial Officer and Director since September 2016. From 2008 to 2016, Mr. You served as the executive vice president of EMC in the office of the chairman. Mr. You joined EMC in 2008 to oversee corporate strategy and new business development, which included mergers and acquisitions, joint ventures and venture capital activity. Mr. You served as a director of Korn/Ferry International, a global executive recruiting company, from 2004 to October 2016 and has been a trustee of the U.S. Olympic Committee Foundation since August 2016. Mr. You was chief executive officer of BearingPoint, a leading IT and management consultancy from 2005 to 2007. He also served as BearingPoint’s interim chief financial officer from 2005 to 2006. From 2004 to 2005, Mr. You served as executive vice president and chief financial officer of Oracle Corporation (NYSE: ORCL), or Oracle, helping begin Oracle’s acquisition run with the takeovers of Peoplesoft, Inc. and Retek in 2005, and was also a member of the board of directors of Oracle Japan. From 2001 to 2004, Mr. You served as chief financial officer of Accenture, helping take the company public and leading the company to 35% annual free cash flow growth during his tenure. Mr. You also previously spent fourteen years on Wall Street, including serving as a managing director in the Investment Banking Division of Morgan Stanley, where he headed the Computer and Business Services Group. Mr. You was a #1 ranked chief financial officer by Institutional Investor in the Computer Services & IT Consulting sector in 2004. Mr. You holds an M.A. in Economics from Yale University and a B.A. in Economics from Harvard College.

Mr. You’s qualifications to serve on our Board include his extensive and varied deal experience throughout his career, including his experience structuring Dell’s acquisition of EMC as EMC’s executive vice president, and his network of contacts in the technology sector.

Randolph Cowen, 67, has served as a director since completion of the Company’s initial public offering (the “IPO”). Mr. Cowen has served as a director of Solace Corporation since November 2017. Mr. Cowen also served as a director of EMC from January 2009 to September 2016, and as a director of Pivotal Software, Inc. from April 2013 to September 2016. From 2004 to 2008, Mr. Cowen served as the global head of technology and operations, and as the co-chief administrative officer from 2007 to 2008, at Goldman Sachs Group, Inc., where he had worked since 1982. From 2001 to 2007, Mr. Cowen served as the chief information officer of Goldman Sachs Group, Inc. Mr. Cowen holds a bachelor’s degree in history with a minor in mathematics from Michigan State University.

Mr. Cowen’s qualifications to serve on our Board include his experience managing information technology at Goldman Sachs.

Paul Dacier, 60, has served as a director since completion of the IPO. Mr. Dacier joined EMC in 1990 and served as the company’s executive vice president and general counsel until September 2016. Mr. Dacier was responsible for the worldwide legal affairs of EMC and its subsidiaries and oversaw the company’s internal audit, real estate and facilities organizations, sustainability and government affairs departments. Mr. Dacier is the vice chairman of the board of directors of AerCap Holdings N.V., an aircraft leasing company located in the Netherlands. In 2013 and 2014, Mr. Dacier was President of the Boston Bar Association. Mr. Dacier holds a bachelor’s degree in History from Marquette University, and is also a graduate of the Marquette University Law School.

Mr. Dacier’s qualifications to serve on our Board include his leadership at EMC.

Stephen Rohleder, 60, has served as a director since completion of the IPO. Since 2015, Mr. Rohleder has been the principal owner of SGR Equity Investments. Prior to SGR Equity Investments, he spent 34 years at Accenture. Mr. Rohleder became partner at Accenture in 1992. He served as Accenture’s chief executive officer for North America from 2014 to 2015, as chief executive officer of the health and public service operating group from 2009 to 2014, and, as global chief operating officer from 2004 to 2009. As chief executive officer, Mr. Rohleder was responsible for Accenture’s business in the United States and Canada. During his tenure as chief operating officer, he was responsible for leading the company’s strategic direction and overall operational performance and was responsible for all global operations. Mr. Rohleder is currently an advisory board member at Kony, Inc., a cloud-based enterprise mobility solutions company and mobile application development platform provider. Mr. Rohleder holds a bachelor’s degree in Business Administration in Finance with a concentration in Computer Science from the University of Texas at Austin.

Mr. Rohleder’s qualifications to serve on our Board include his extensive executive experience at Accenture.

Charles Wert, 73, has served as a director since completion of the IPO. From 2014 to 2016, Mr. Wert served as the vice chairman and as a director at Evercore Trust Company, N.A., or Evercore, which he formed and organized and was previously the president and chief executive officer from 2009 to 2014. Prior to joining Evercore, Mr. Wert served as an executive vice president and senior trust officer of U.S. Trust Company N.A. for over 20 years. Mr. Wert also founded united Mercantile Bank and Trust Company and served as its president and senior trust officer from 1982 until 1987. Mr. Wert is the principal of Fiduciary Resolutions, where he has been a fiduciary expert since June 2016, providing expert witness services and analysis as well as reviewing corporate governance and other processes use by fiduciaries. Mr. Wert holds a bachelor’s degree in Business Administration and Finance from California State University at Los Angeles.

Mr. Wert’s qualifications to serve on our Board include his track record and leadership experience at Evercore, U.S. Trust Company N.A. and united Mercantile Bank and Trust Company.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our Board consists of seven members and is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual general meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Paul Dacier and Charles Wert, will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Randolph Cowen and Stephen Rohleder, will expire at our second annual general meeting. The term of office of the third class of directors, consisting of William D. Green, Joseph M. Tucci and Harry L. You, will expire at our third annual general meeting.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our second amended and restated memorandum and articles of association as it deems appropriate. Our second amended and restated memorandum and articles of association provide that our officers may consist of one or more chairmen of the board, chief executive officers, a president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the Board.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Cowen, Dacier, Rohleder and Wert are “independent directors” as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’) and the rules of the Nasdaq. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The leadership of the Board is structured so that it is led by William D. Green and Joseph M. Tucci, both of whom serve as the Co-Chairmen and Co-Chief Executive Officers. The Board believes that combining the roles of Chairman and Chief Executive Officer helps provide strong and consistent leadership for our management team and Board. If the Board convenes for a meeting, the non-management directors will meet in executive session if the circumstances warrant. Given the composition of the Board with a strong slate of independent directors, the Board does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if the circumstances change.

The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board as requested.

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us. Commencing on October 27, 2016, through the earlier of the consummation of a business combination or our liquidation, we will reimburse our Sponsor for office space, secretarial and administrative services provided to us in an amount not to exceed $10,000 per month. In addition, our Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, executive officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the Trust Account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

After the completion of our business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined by a compensation committee constituted solely by independent directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of a business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after a business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management team to remain with us after the consummation of a business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Committees of our Board

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

Our board has established an audit committee of the Board. Audit committee members include Messrs. Cowen, Dacier, Rohleder and Wert. Mr. Wert serves as chairman of the audit committee. Messrs. Cowen, Dacier, Rohleder and Wert are independent.

Each member of the audit committee is financially literate and our Board has determined that Mr. Wert qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The responsibilities of our audit committee include:

•	meeting with our registered independent public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•	monitoring the independence of the registered independent public accounting firm;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our registered independent public accounting firm, including the fees and terms of the services to be performed;

•	appointing or replacing the registered independent public accounting firm;

•	determining the compensation and oversight of the work of the registered independent public accounting firm (including resolution of disagreements between management and the registered independent public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•	monitoring compliance on a quarterly basis with the terms of the prospectus for our IPO and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the prospectus for our IPO; and

•	reviewing and approving all payments made to our existing shareholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our Board, with the interested director or directors abstaining from such review and approval.

A copy of our audit committee charter is available, free of charge, from the Company by writing to Harry L. You, c/o GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. We have attached a copy of our audit committee charter as Exhibit A to this proxy statement.

Compensation Committee

Our board has established a compensation committee of the Board. Compensation committee members include Messrs. Cowen and Rohleder. Mr. Rohleder serves as chairman of the compensation committee.

We have adopted a compensation committee charter which details the principal functions of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

•	reviewing and approving the compensation of all of our other Section 16 executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

A copy of our compensation committee charter is available, free of charge, from the Company by writing to the Harry L. You, c/o GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. We have attached a copy of our compensation committee charter as Exhibit B to this proxy statement.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: an audit committee and a compensation committee. Each of the standing committees of our Board is comprised entirely of independent directors.

During fiscal year 2017:

•	our Board held two meetings;

•	our audit committee held two meetings; and

•	our compensation committee did not hold a meeting.

Each of our incumbent directors attended or participated in at least 75% of the meetings of our Board and the respective committees of which he is a member held during the period such incumbent director was a director in fiscal year 2017.

We encourage all of our directors to attend our annual general meetings of shareholders. This Annual Meeting will be our first annual general meeting.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Cowen, Dacier, Rohleder and Wert. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Prior to our business combination, the Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual general meeting (or, if applicable, an extraordinary general meeting). Our shareholders that wish to nominate a director for election to our Board should follow the procedures set forth in our second amended and restated memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics and Audit and Compensation Committee Charters

We have adopted a Code of Ethics that applies to all of our directors, executive officers and employees that complies with the rules and regulations of the Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have previously filed copies of our form of Code of Ethics, our form of Audit Committee Charter and our form of Compensation Committee Charter as exhibits to our registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144 or by telephone at (702) 945-2898.

Audit Committee Report

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16, “Communications with Audit Committees,” referred to as PCAOB Audit Standard No. 16. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to our Board that the audited financial statements for the years ended December 31, 2017 and December 31, 2016 be included in our annual report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Charles Wert

Randolph Cowen

Stephen Rohleder

Involvement in Certain Legal Proceedings

To the knowledge of the Company, during the last ten years, none of the Company’s directors, executive officers and nominees has:

•	had a petition filed under the bankruptcy or insolvency laws, or had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in respect of a company in which the director, executive officer or nominee of the Company was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

•	been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	been found by a court of competent jurisdiction in a civil action, the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or

•	been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Proceedings

There are no material proceedings to which any director or executive officer of the Company or any of their respective associates is a party adverse to the Company or its subsidiaries or has a material interest adverse to the Company or its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, we believe that during the year ended December 31, 2017 there were no delinquent filers.

Procedures for Contacting Directors

Our Board has established a process for shareholders to send communications to our Board. Shareholders may communicate with our Board generally or a specific director at any time by writing to the Company’s Co-Chairmen, c/o GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. We review all messages received, and forward any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the chairman of our Board. Because other appropriate avenues of communication exist for matters that are not of shareholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of shareholder interest are not forwarded to our Board.

Conflicts of Interest

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

•	duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

•	directors should not improperly fetter the exercise of future discretion;

•	duty to exercise powers fairly as between different sections of shareholders;

•	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•	duty to exercise independent judgment.

 In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the second amended and restated memorandum and articles of association or alternatively by shareholder approval at general meetings.

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law. We do not believe, however, that the fiduciary duties or contractual obligations of our officers and directors will materially affect our ability to complete our business combination.

Our Sponsor, officers and directors may become involved with subsequent blank check companies similar to our Company, although they have agreed not to participate in the formation of, or become an officer or director of, any blank check company until we have entered into a definitive agreement regarding our business combination or we have failed to complete our business combination by November 1, 2018.

Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation
William D. Green	S&P Global Inc.	Ratings, Benchmarks, Analytics and Data for the Capital and Commodity Markets	Director

	Dell Technologies, Inc.	Information Technology, Hardware, Computing Devices, Software, Peripherals, Servers, Networking Storage and Services, Information Infrastructure, Cloud, Applications and Business Process Services	Director

	Inovalon Holdings, Inc.	Cloud-based Analytics and Data-driven Intervention Platforms for the Healthcare Industry	Director

	Accumen Inc.	Healthcare Testing Services	Chairman
	Pivotal Software, Inc.	Software and Services	Director
	Pactera Technology International Ltd.	IT Consulting and Outsourcing	Advisory Board Member

Joseph M. Tucci	Paychex, Inc.	Payroll, Human Resource and Benefits Outsourcing	Director

	Motorola Solutions, Inc.	Communication Infrastructure, Devices, Accessories, Software and Services	Director

Randolph Cowen	Solace Corporation	Computer Hardware and Software	Director

Paul Dacier	AerCap Holdings N.V.	Aircraft Leasing	Vice Chairman

Stephen Rohleder	SGR Equity Investments	Management Consulting	Principal Owner

You should also be aware of the following other potential conflicts of interest:

•	Our executive officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of our initial business combination. Each of our executive officers is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our executive officers are not obligated to contribute any specific number of hours per week to our affairs.

•	Our Sponsor purchased Class B ordinary shares and private placement warrants. Our Sponsor and officers and directors (collectively, the “initial shareholders”) have entered into agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their Class B ordinary shares and public shares in connection with the completion of our initial business combination. The other members of our management team have entered into agreements similar to the one entered into by our initial shareholders with respect to any public shares acquired by them in or after the IPO. Additionally, our initial shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Class B ordinary shares if we fail to complete our initial business combination within the prescribed time frame. If we do not complete our initial business combination within the prescribed time frame, the private placement warrants will expire worthless. Furthermore, our initial shareholders have agreed not to transfer, assssign or sell any of their Class B ordinary shares until the earlier to occur of: (i) one year after the completion of our initial business combination or (ii) the date following the completion of our initial business combination on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. Notwithstanding the foregoing, if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the Class B ordinary shares will be released from the lockup. The private placement warrants will not be transferable until 30 days following the completion of our initial business combination. Because each of our executive officers and director nominees will own ordinary shares or warrants directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

•	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

The conflicts described above may not be resolved in our favor.

Accordingly, if any of the above executive officers or directors become aware of a business combination opportunity which is suitable for any of the above entities to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity, subject to their fiduciary duties under Cayman Islands law. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially affect our ability to complete our business combination.

We are not prohibited from pursuing an initial business combination with a business combination target that is affiliated with our Sponsor, officers or directors or making the acquisition through a joint venture or other form of shared ownership with our Sponsor, officers or directors. In the event we seek to complete our business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm that is a member of FINRA, or from an independent accounting firm, that such a business combination is fair to our Company from a financial point of view. We are not required to obtain such an opinion in any other context. Furthermore, in no event will our Sponsor or any of our existing officers or directors, or any of their respective affiliates, be paid by the company any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination. Further, we have agreed to reimburse our Sponsor for office space, secretarial and administrative services provided to us in an amount not to exceed $10,000 per month.

In the event that we submit our business combination to our public shareholders for a vote, our initial shareholders, officers and directors have agreed, pursuant to the terms of a letter agreement entered into with us, to vote any Class B ordinary shares held by them, and their permitted transferees will agree, and any public shares held by them in favor of our business combination.

Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, fraud or the consequences of committing a crime. Our second amended and restated memorandum and articles of association provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We may purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the Trust Account for any reason whatsoever. Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the Trust Account or (ii) we consummate an initial business combination.

Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have no compensation plans under which equity securities are authorized for issuance.

The following table sets forth information available to us at June 6, 2018 with respect to our ordinary shares held by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;
•	each of our executive officers and directors that beneficially own ordinary shares; and
•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as they are not exercisable within 60 days of June 6, 2018.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
GTY Investors, LLC (our Sponsor)(3)	13,680,000	19.8%
William D. Green(3)	13,680,000	19.8%
Joseph M. Tucci(3)	13,680,000	19.8%
Harry L. You(3)	13,680,000	19.8%
Randolph Cowen	30,000	*
Paul Dacier	30,000	*
Stephen Rohleder	30,000	*
Charles Wert	30,000	*
All officers, directors and director nominees as a group (seven individuals)	13,800,000	20.0%
The Baupost Group, L.L.C.(4)	4,400,000	6.4%
Alyeska Investment Group, L.P. (5)	4,533,436	6.6%

*	Less than 1%.

(1)	This table is based on 69,000,000 ordinary shares outstanding at June 6, 2018, of which 55,200,000 were Class A ordinary shares and 13,800,000 were Class B ordinary shares. The Class A ordinary shares and Class B ordinary shares vote together on all matters presented to shareholders for approval, exception that prior to the consummation of an initial business combination, only holders of Class B ordinary shares will have the ability to elect our directors. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the business address of each of our shareholders is 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

(2)	The interests shown consist solely of Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our business combination.

(3)	William D. Green, Joseph M. Tucci and Harry L. You are members and the managers of GTY Investors, LLC, our Sponsor, and share voting and dispositive power over the Class B ordinary shares held by our Sponsor.

(4)	According to a Schedule 13G filed with the SEC on February 14, 2017 on behalf of The Baupost Group, L.L.C. (“Baupost”), SAK Corporation (“SAK”) and Seth A. Klarman (“Mr. Klarman”), each of Baupost, SAK and Mr. Klarman holds shared voting and dispositive power with respect to 4,400,000 shares of the Company’s Class A ordinary shares. Baupost acts as an investment advisor and general partner to private investment limited partnerships and purchased these securities on behalf of certain of such partnerships. SAK is the Manager of Baupost and Mr. Klarman is the sole shareholder of SAK. The business address of Baupost, SAK and Mr. Klarman is 10 St. James Avenue, Suite 1700, Boston, Massachusetts 02116.

(5)	According to a Schedule 13G/A filed on February 14, 2018 on behalf of Alyeska Investment Group, L.P. (“AIGLP”), Alyeska Fund GP, LLC (“AFG”), Alyeska Fund 2 GP, LLC (“AF2”) and Anand Parekh (“Mr. Parekh”), each of which share beneficial ownership over the 4,533,436 shares of the Company’s Class A ordinary shares reported herein. The business address for this shareholder is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

Our initial shareholders beneficially own 20% of our issued and issued and outstanding ordinary shares and have the right to elect all of our directors prior to our business combination as a result of holding all of the Class B ordinary shares. Holders of our public shares will not have the right to elect any directors to our Board prior to our business combination. In addition, because of their ownership block, our initial shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our second amended and restated memorandum and articles of association and approval of significant corporate transactions.

In August 2016, the Sponsor purchased 8,625,000 Class B ordinary shares for an aggregate purchase price of $25,000, or approximately $0.002 per share. On each of October 14 and October 26, 2016, the Company effected a share capitalization resulting in an aggregate of 11,500,000 and 13,800,000 Class B ordinary shares outstanding, respectively. In October 2016, the Sponsor transferred 25,000 Class B ordinary shares to each of the Company’s independent director nominees at the same per-share purchase price paid by the Sponsor.

In connection with the consummation of our IPO, our Sponsor purchased an aggregate of 8,693,334 private placement warrants at a price of $1.50 per private placement warrant (a purchase price of approximately $13.04 million) in a private placement. Each private placement warrant entitles the holder to purchase one Class A ordinary share at $11.50 per share.

Our Sponsor and Messrs. Green, Tucci and You are deemed to be our “promoters” as such term is defined under the federal securities laws. See “Certain Relationships and Related Party Transactions” below for additional information regarding our relationships with our promoters.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In August through October 2016, we issued an aggregate of 11,500,000 Class B ordinary shares to our Sponsor in exchange for a capital contribution of $25,000, or approximately $0.002 per share. In October 2016, our Sponsor transferred 25,000 Class B ordinary shares to each of our independent director nominees at the same per-share purchase price paid by our Sponsor. The foregoing transfers of Class B ordinary shares were made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to the so-called 4(a)(1)-½ exemption. On October 26, 2016, we effected a share capitalization resulting in our initial shareholders holding an aggregate of 13,800,000 Class B ordinary shares. The number of Class B ordinary shares issued was determined based on the size of the IPO of 55,200,000 units, and therefore that such Class B ordinary shares would represent 20% of the outstanding shares after the consummation of the IPO.

Our Sponsor purchased an aggregate of 8,693,334 private placement warrants, each exercisable to purchase one ordinary share at $11.50 per share, at a price of $1.50 per warrant (approximately $13.04 million in the aggregate), in a private placement that closed simultaneously with the closing of the IPO. Each private placement warrant entitles the holder to purchase one ordinary share at $11.50 per share. The private placement warrants (including the Class A ordinary shares issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination.

We currently maintain our executive offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. The cost for our use of this space is included in the up to $10,000 per month fee we pay to our Sponsor for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

Other than these monthly fees, no compensation of any kind, including finder’s and consulting fees, has or will be paid by the Company to our Sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

To finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required on a non-interest basis. If we complete an initial business combination, we would repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

In addition, the holders of the Class B ordinary shares and private placement warrants and warrants that maybe issued upon conversion of working capital loans (and any Class A ordinary shares issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of working capital loans) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the IPO. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a business combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable Lock-Up Period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Related Party Policy

Prior to the consummation of our IPO, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company. A form of the code of ethics that adopted prior to the consummation of our IPO was filed as an exhibit to the registration statement relating to our IPO.

In addition, our audit committee, pursuant to a written charter is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers or directors. In the event we seek to complete our initial business combination with a company that is affiliated with our Sponsor, officers or directors, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to our Sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of a business combination, other than the following payments, none of which will be made from the proceeds of our offering held in the Trust Account prior to the completion of a business combination:

•	Repayment of up to an aggregate of $200,000 in loans made to us by our Sponsor to cover offering-related and organizational expenses;

•	Reimbursement for office space, secretarial and administrative services provided to us by our Sponsor, in an amount not to exceed $10,000 per month;

•	Reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination; and

•	Repayment of loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.

Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees for professional services provided by our independent registered public accounting firm, Withum, since inception include:

For the Period
from August 11,
	For the Year Ended	2016 (Inception) to
	December 31, 2017	December 31, 2016
Audit Fees (1)	$63,950	$74,500
Audit-Related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$63,950	$74,500

(1)	Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.
(2)	Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	All Other Fees. All other fees consist of fees billed for all other services.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee has approved all of the foregoing services. The audit committee is responsible for appointing, setting compensation and overseeing the work of the registered independent public accounting firm. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the registered independent public accounting firm as provided under the audit committee charter.

PROPOSALS TO BE CONSIDERED BY SHAREHOLDERS

PROPOSAL ONE — ELECTION OF CLASS A DIRECTORS

Our second amended and restated memorandum and articles of association provides for a Board classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board now consists of seven directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Paul Dacier and Charles Wert are nominated for election at this Annual Meeting as Class A directors, each to serve on our Board in accordance with the articles of association until the 2021 annual general meeting of the Company or until his successor is chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of each of the nominees unless a nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe either nominee will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of the Class A director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Required Vote

The approval of the nomination of each director requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding Class B ordinary shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

Recommendation

Our Board recommends a vote “FOR” the election to our Board of each of the abovementioned nominee.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the shareholders to ratify our audit committee’s appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Our audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote.

Withum has audited our financial statements for the period from August 11, 2016 (inception) through December 31, 2017. A representative of Withum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from shareholders. For a summary of fees paid or to be paid to Withum for services rendered in fiscal year 2017, please see “Principal Accountant Fees and Services.” Our audit committee has approved all such services. Our audit committee will pre-approve all future auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit

Our audit committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Vote Required

Approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

Recommendation

Our Board recommends a vote “FOR” the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

OTHER MATTERS

Submission of Shareholder Proposals for the 2019 Annual Meeting

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2019 Annual General Meeting (the “2019 Annual Meeting”), it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our amended and restated memorandum and articles of association. Such proposals must be received by the Company at its offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144 no later than February 6, 2019. If the date of the 2019 Annual Meeting has been changed by more than 30 days from the date of the Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

In addition, Article 20.8 of our amended and restated memorandum and articles of association provides notice procedures for shareholders to nominate candidates for election as directors at an annual general meeting. To be timely, a shareholder’s notice must be delivered to us at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the 2019 Annual Meeting. Assuming the meeting is held on June 27, 2019, such proposals must be received by the Company at its offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144 no later than March 29, 2019 and no earlier than February 27, 2018.

Shareholders who wish to present a proposal before the 2019 Annual Meeting but do not intend for the proposal to be included in our proxy statement and form of proxy must submit such proposal in writing to the Company at its offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144 no later than April 22, 2019. If the date of the 2019 Annual Meeting has been changed by more than 30 days from the date of the Annual Meeting, then the deadline is a reasonable time before the Company send its proxy materials.

The Chairman of our Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, to inform us of his or her request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Harry L. You], the Company’s President and Chief Financial Officer, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

You may additional copies of this proxy statement, at no cost, by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: GTYH.info@morrowsodali.com

In order to receive timely delivery of the documents in advance of the annual general meeting, you must make your request for information no later than June 21, 2018.

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
GTY TECHNOLOGY HOLDINGS INC.
(ADOPTED AS OF OCTOBER 26, 2016)

I.	PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of GTY Technology Holdings Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the financial statements of the Company.

II.	COMPOSITION OF THE COMMITTEE

Within one year of the listing of the Company’s securities, the Committee shall consist of three or more independent directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market LLC (“NASDAQ”), and any additional requirements that the Board deems appropriate.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must be designated by the Board to be the “audit committee financial expert,” as defined by the Securities and Exchange Commission (the “SEC”) pursuant to the Sarbanes-Oxley Act of 2002 (the “Act”).

III.	MEETINGS OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

IV.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, NASDAQ or any other applicable regulatory authority:

Selection, Evaluation, and Oversight of the Auditors

(a) Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Company’s Annual Report on Form 10-K is referred to herein as the “independent auditors”);

(b) Review and, in its sole discretion, approve in advance the Company’s independent auditors’ annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Company and such independent auditors (which approval should be made after receiving input from the Company’s management, if desired). Approval of audit and permitted non-audit services will be made by the Committee or by one or more members of the Committee as shall be designated by the Committee or the chairperson of the Committee and the persons granting such approval shall report such approval to the Committee at the next scheduled meeting;

(c) Review the performance of the Company’s independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

(d) Evaluate the independence of the Company’s independent auditors by, among other things:

(i)	obtaining and reviewing from the Company’s independent auditors a formal written statement delineating all relationships between the independent auditors and the Company;

(ii)	actively engaging in a dialogue with the Company’s independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

(iii)	setting clear hiring policies for employees or former employees of the Company’s independent auditors;

(iv)	taking, or recommending that the Board take, appropriate action to oversee the independence of the Company’s independent auditors;

(v)	monitoring compliance by the Company’s independent auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

(vi)	monitoring compliance by the Company of the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

(vii)	engaging in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

Oversight of Annual Audit and Quarterly Reviews

(e) Review and discuss with the independent auditors their annual audit plan, including the timing and scope of audit activities, and monitor such plan’s progress and results during the year;

(f) Review with management and the Company’s independent auditors the following information which is required to be reported by the independent auditor:

(i)	all critical accounting policies and practices to be used;

(ii)	all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

(iii)	all other material written communications between the independent auditors and management, such as any management letter and any schedule of unadjusted differences; and

(iv)	any material financial arrangements of the Company which do not appear on the financial statements of the Company;

(g) Resolve all disagreements between the Company’s independent auditors and management regarding financial reporting;

Oversight of Financial Reporting Process and Internal Controls

(h) Review:

(i)	the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Company’s internal audit function, through inquiry and discussions with the Company’s independent auditors and management; and

(ii)	the Committee’s level of involvement and interaction with the Company’s internal audit function, including the Committee’s line of authority and role in appointing and compensating employees in the internal audit function;

(i) Review with the chief executive officer or the co-chief executive officers, chief financial officer and independent auditors, periodically, the following:

(i)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(ii)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(j) Discuss guidelines and policies governing the process by which senior management of the Company assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(k) Review with management the progress and results of all internal audit projects, and, when deemed necessary or appropriate by the Committee, assign additional internal audit projects to appropriate personnel;

(l) Review and discuss with the independent auditors the results of the year-end audit of the Company, including any comments or recommendations of the Company’s independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Company’s financial statements should be included in the Annual Report on Form 10-K;

(m) Establish and maintain free and open means of communication between and among the Committee, the Company’s independent auditors and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

(n) Review the type and presentation of information to be included in the Company’s earnings press releases (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Company to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance);

Miscellaneous

(o) Establish and implement policies and procedures for the Committee’s review and approval or disapproval of proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

(p) Meet periodically with outside counsel when appropriate, to review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Company and (ii) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Company or any of its directors, officers, employees, or agents or breaches of fiduciary duty to the Company;

(q) Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement;

(r) Review the Company’s policies relating to the ethical handling of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company’s independent auditors;

(s) Review and approve in advance any services provided by the Company’s independent auditors to the Company’s executive officers or members of their immediate family;

(t) Review the Company’s program to monitor compliance with the Company’s Code of Ethics, and meet periodically with the Company’s Compliance Committee to discuss compliance with the Code of Ethics;

(u) Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

(v) Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Company or any of its subsidiaries, or reports made by the Company’s chief executive officer or co-chief executive officers in relation thereto;

(w) Approve reimbursement of expenses incurred by management in connection with certain activities conducted on the Company’s behalf, such as identifying potential target businesses;

(x) Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company;

(y) Review and assess the adequacy of this Charter on an annual basis;

(z) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate; and

(aa) Review, on a quarterly basis, all payments that were made to the Company’s sponsor, officers and directors or any of their respective affiliates.

V.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it deems necessary.

* * *

While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit, or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary.

Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

EXHIBIT B

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF
GTY TECHNOLOGY HOLDINGS INC.
(ADOPTED AS OF OCTOBER 26, 2016)

I.	PURPOSE OF THE COMMITTEE

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of GTY Technology Holdings Inc. (the “Company”) shall be to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, and its incentive-compensation and equity-based plans; to review and discuss with management the Company’s compensation discussion and analysis (“CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”); to prepare the Compensation Committee Report as required by the rules of the SEC; and to perform such further functions as may be consistent with this Charter or assigned by applicable law, the Company’s amended and restated memorandum and articles of association (as amended from time to time, the “M&AA”) or the Board.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall consist of two or more directors as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market LLC (the “NASDAQ”), and any additional requirements that the Board deems appropriate. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.	MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but at least once annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary, provided, that the Chief Executive Officer or Co-Chief Executive Officers of the Company may not be present during any portion of a Committee meeting in which deliberation or any vote regarding his, her or their compensation occurs. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

IV.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

Executive Compensation

The Committee shall have the following duties and responsibilities with respect to the Company’s executive compensation plans:

(a) To review at least annually the goals and objectives of the Company’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b) To review at least annually the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans.

(c) To evaluate annually the performance of the Chief Executive Officer or Co-Chief Executive Officers in light of the goals and objectives of the Company’s executive compensation plans, and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s or each Co-Chief Executive Officer’s compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s or Co-Chief Executive Officers’ compensation, the Committee shall consider factors as it determines relevant, which may include, for example, the Company’s performance and relative shareholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer or Co-Chief Executive Officers of the Company in past years. The Committee may discuss the Chief Executive Officer’s or Co-Chief Executive Officers’ compensation with the Board if it chooses to do so.

(d) To evaluate annually the performance of the other executive officers of the Company in light of the goals and objectives of the Company’s executive compensation plans, and either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the compensation of such other executive officers. To the extent that long-term incentive compensation is a component of such executive officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Chief Executive Officer or Co-Chief Executive Officers.

(e) To evaluate annually the appropriate level of compensation for Board and Committee service by non-employee directors.

(f) To review and approve any severance or termination arrangements to be made with any executive officer of the Company.

(g) To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any executive compensation plan.

(h) To review perquisites or other personal benefits to the Company’s executive officers and directors and recommend any changes to the Board.

(i) To consider the results of the most recent shareholder advisory vote on executive compensation as required by Section 14A of the Exchange Act and, to the extent the Committee determines it appropriate to do so, take such results into consideration in connection with the review and approval of executive officer compensation.

(j) To review and discuss with management the Company’s CD&A, and based on that review and discussion, to recommend to the Board that the CD&A be included in the Company’s annual proxy statement or annual report on Form 10-K.

(k) To review compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.

(l) To the extent it deems necessary, review and approve the terms of any compensation “clawback” or similar policy or agreement between the Company and the Company’s executive officers or other employees subject to Section 16 of the Exchange Act.

(m) To prepare the Compensation Committee Report in accordance with the rules and regulations of the SEC for inclusion in the Company’s annual proxy statement or annual report on Form 10-K.

(n) To perform such other functions as assigned by law, the M&AA or the Board.

(o) Notwithstanding anything to the contrary in the foregoing, the Committee shall have sole discretion and authority with respect to any action regarding compensation payable to the Chief Executive Officer or Co-Chief Executive Officers or other executive officers of the Company that the Committee intends to constitute “qualified performance-based compensation” for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended and the Treasury Regulations promulgated thereunder.

General Compensation and Employee Benefit Plans

The Committee shall have the following duties and responsibilities with respect to the Company’s general compensation and employee benefit plans, including incentive-compensation and equity-based plans:

(a) To review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b) To review at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

(c) To review all equity-compensation plans to be submitted for shareholder approval under the NASDAQ listing standards, and to review and, in the Committee’s sole discretion, approve all equity-compensation plans that are exempt from such shareholder approval requirement.

(d) To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

V.	ROLE OF CHIEF EXECUTIVE OFFICER

The Chief Executive Officer or Co-Chief Executive Officers may make, and the Committee may consider, recommendations to the Committee regarding the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, its incentive-compensation and equity-based plans with respect to executive officers (other than the Chief Executive Officer or Co-Chief Executive Officers) and the Company’s director compensation arrangements.

VI.	DELEGATION OF AUTHORITY

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

VII.	EVALUATION OF THE COMMITTEE

The Committee shall, no less frequently than annually, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate.

The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VIII.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Company. The Committee may select a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration the following:

(a) The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

(b) The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(c) The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest:

(d) Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

(e) Any shares or other securities of the Company owned by the compensation consultant, legal counsel or other adviser; and

(f) Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

The Committee shall conduct the independence assessment with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than: (i) in-house legal counsel; and (ii) any compensation consultant, legal counsel or other adviser whose role is limited to the following activities for which no disclosure would be required under Item 407(e)(3)(iii) of Regulation S-K: consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice.

Nothing herein requires a compensation consultant, legal counsel or other adviser to be independent, only that the Committee consider the enumerated independence factors before selecting or receiving advice from a compensation consultant, legal counsel or other adviser. The Committee may select or receive advice from any compensation consultant, legal counsel or other adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.

Nothing herein shall be construed: (1) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (2) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

* * *

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable law.

FOR THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF GTY TECHNOLOGY HOLDINGS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints William D. Green and Harry L. You (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the ordinary shares of GTY Technology Holdings Inc., a Cayman Islands exempted company (the “Company”), that the undersigned is entitled to vote (the “Shares”) at 2018 annual general meeting of shareholders of the Company to be held on June 27, 2018 at 10:00 a.m. Local Time at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments and/or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual General Meeting of Shareholders to be held on June 27, 2018. This notice of 2018 Annual General Meeting, the accompanying Proxy Statement and the Company’s Annual Report are available at: http://www.cstproxy.com/gtytechnologyholdings/2018 Proxy

Please mark vote as indicated in this example X GTY TECHNOLOGY HOLDINGS INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. (1) The Election of Class A Directors* – To elect Paul FOR AGAINST ABSTAIN Dacier and Charles Wert to serve as the Class A directors on the Company’s Board of Directors until the 2021 annual general meeting or until his successor is elected and qualified. *Pursuant to the Company’s second amended and restated memorandum and articles of association, prior to the closing of the Company's initial business combination, only holders of the Company's Class B ordinary shares may, by ordinary resolution under Cayman Islands law, appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the election of directors at the 2018 Annual General Meeting. (2) Ratify the Appointment of Auditor Proposal – To ratify the appointment by the Company’s audit committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018. Dated: , 2018 Signature (Signature if held Jointly) When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of Proposals 1 and 2. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion. FOR ALL WITHHOLD ALL FOR ALL EXCEPT